TACONIC DATA CORP.

                              FINANCIAL STATEMENTS

            For the Years Ended December 31, 1998 and 1997 (audited)

         For the Three Months Ended March 31, 1999 and 1998 (unaudited)

                               TACONIC DATA CORP.

                                    CONTENTS

                                                                           Page
                                                                           ----

INDEPENDENT AUDITORS' REPORT                                                  1

  Balance Sheets                                                            2-3
  Statements of Operations                                                    4
  Statements of Changes in Stockholders' Deficiency                           5
  Statements of Cash Flows                                                  6-7

NOTES TO FINANCIAL STATEMENTS                                              8-16

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Taconic Data Corp.

We have audited the accompanying balance sheets of Taconic Data Corp. as of December 31, 1998 and 1997, and the related statements of operations, changes in stockholders' deficiency and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Taconic Data Corp. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                      Marcum & Kliegman LLP

May 28, 1999
New York, New York

                               TACONIC DATA CORP.

                                 BALANCE SHEETS

                           December 31, 1998 and 1997

                                     ASSETS

                                                            1998          1997
                                                          --------      --------
CURRENT ASSETS
  Cash                                                    $ 55,592      $ 33,570
  Accounts receivable                                      658,940       317,665
  Prepaid expense and other current assets                     -0-            45
                                                          --------      --------

       Total Current Assets                                714,532       351,280

PROPERTY AND EQUIPMENT, Net                                132,362       168,983

OTHER ASSETS                                                 8,333         8,333
                                                          --------      --------

       TOTAL ASSETS                                       $855,227      $528,596
                                                          ========      ========

   The accompanying notes are an integral part of these financial statements.

                               TACONIC DATA CORP.

                                 BALANCE SHEETS

                           December 31, 1998 and 1997

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

                                                                     1998           1997
                                                                 -----------    -----------
CURRENT LIABILITIES
  Accounts payable and accrued expenses                          $   603,901    $   412,856
  Deferred revenue                                                 1,083,711        317,506
  Current maturities of notes payable, stockholders                  298,702            -0-
  Current maturities of capital lease obligations                     58,234        105,385
                                                                 -----------    -----------

       Total Current Liabilities                                   2,044,548        835,747
                                                                 -----------    -----------

OTHER LIABILITIES
 Capital lease obligations, less current maturities                    4,937         37,842
 Notes payable                                                        62,236        234,902
 Notes payable, stockholders, less current maturities                 21,833        216,958
 Notes payable, related parties                                          -0-        472,459
                                                                 -----------    -----------

       Total Other Liabilities                                        89,006        962,161
                                                                 -----------    -----------

       TOTAL LIABILITIES                                           2,133,554      1,797,908
                                                                 -----------    -----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIENCY
  Common stock - $0.01 par value; 6,000,000 shares authorized,
   3,775,101 and 2,803,750 issued and outstanding, respectively       37,752         28,038
  Additional paid in capital                                       1,602,028        (26,038)
  Accumulated deficit                                             (2,918,107)    (1,271,312)
                                                                 -----------    -----------

       TOTAL STOCKHOLDERS' DEFICIENCY                             (1,278,327)    (1,269,312)
                                                                 -----------    -----------

       TOTAL LIABILITIES AND STOCKHOLDERS'
        DEFICIENCY                                               $   855,227    $   528,596
                                                                 ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                               TACONIC DATA CORP.

                            STATEMENTS OF OPERATIONS

                 For the Years Ended December 31, 1998 and 1997

                                                        1998            1997
                                                    -----------     -----------
SALES                                               $ 1,966,713     $ 3,099,139

COST OF SALES                                         1,182,158       1,610,853
                                                    -----------     -----------

       GROSS PROFIT                                     784,555       1,488,286

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                              2,352,893       1,109,736
                                                    -----------     -----------

       OPERATING (LOSS) INCOME                       (1,568,338)        378,550
                                                    -----------     -----------

OTHER INCOME (EXPENSE)
 Interest expense, net of interest income of
  $161 and $2,517, respectively                         (78,156)       (104,205)
 Equity in earnings of Assetrac                             -0-           4,083
 Other income                                                24          14,527
                                                    -----------     -----------

       TOTAL OTHER EXPENSE                              (78,132)        (85,595)
                                                    -----------     -----------

       NET (LOSS) INCOME BEFORE INCOME TAXES         (1,646,470)        292,955

INCOME TAX EXPENSE                                          325           2,000
                                                    -----------     -----------

       NET (LOSS) INCOME                            $(1,646,795)    $   290,955
                                                    ===========     ===========

   The accompanying notes are an integral part of these financial statements.

                               TACONIC DATA CORP.

                STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY

                 For the Years Ended December 31, 1998 and 1997

                                                     Par Value
                                                        $0.01      Additional
                                                       Common        Paid in      Accumulated
                                          Shares        Stock        Capital        Deficit          Total
                                       -----------   -----------   -----------    -----------    -----------
BALANCE - December 31, 1996              2,803,750   $    28,038   $   (26,038)   $(1,562,267)   $(1,560,267)

Net income                                                                            290,955        290,955
                                       -----------   -----------   -----------    -----------    -----------

BALANCE - December 31, 1997              2,803,750        28,038       (26,038)    (1,271,312)    (1,269,312)

Stock transaction among stockholders                                   140,330                       140,330

Issued shares for services                 213,193         2,132       296,338                       298,470

Debt to equity conversion                  758,158         7,582       962,836                       970,418

Capital contribution                                                   228,562                       228,562

Net loss                                                                           (1,646,795)    (1,646,795)
                                       -----------   -----------   -----------    -----------    -----------

BALANCE - December 31, 1998              3,775,101   $    37,752   $ 1,602,028    $(2,918,107)   $(1,278,327)
                                       ===========   ===========   ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                               TACONIC DATA CORP.

                            STATEMENTS OF CASH FLOWS

                 For the Years Ended December 31, 1998 and 1997

                                                                1998           1997
                                                            -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss) income                                         $(1,646,795)   $   290,955
                                                            -----------    -----------
  Adjustments to reconcile net (loss) income to net cash
   used in operating activities:
     Depreciation                                               124,184        127,861
     Stock based compensation                                   211,800            -0-
     Accrued interest                                            49,980            -0-
     Equity in earnings of Assetrac                                 -0-         (4,083)
     (Increase) decrease in accounts receivable                (341,275)        26,236
     Decrease in prepaid expense and other current assets            45            444
     Increase(decrease) in accounts payable and accrued
       expenses                                                 714,601       (465,033)
     Increase (decrease) in deferred revenue                    766,205       (346,369)
                                                            -----------    -----------

       TOTAL ADJUSTMENTS                                      1,525,540       (660,944)
                                                            -----------    -----------

       NET CASH USED IN  OPERATING ACTIVITIES                  (121,255)      (369,989)
                                                            -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property and equipment                           (55,761)       (18,867)
  Investment in Assetrac                                            -0-       (331,522)
  Proceeds from sale of Assetrac                                    -0-        350,000
                                                            -----------    -----------

       NET CASH USED IN INVESTING ACTIVITIES                    (55,761)          (389)
                                                            -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Repayments of note payable, bank                                  -0-       (250,000)
  Proceeds from notes payable                                   350,000         62,236
  Proceeds from notes payable, related parties                      -0-        472,459
  Proceeds from notes payable, stockholders                      20,000        216,958
  Principal repayments of note payable, stockholders            (59,104)           -0-
  Principal repayments of capital lease obligations            (111,858)      (102,438)
                                                            -----------    -----------

       NET CASH PROVIDED BY FINANCING
        ACTIVITIES                                              199,038        399,215
                                                            -----------    -----------

       NET (DECREASE) INCREASE IN CASH (Forward)            $   (22,022)   $    28,837
                                                            -----------    -----------

   The accompanying notes are an integral part of these financial statements.

                               TACONIC DATA CORP.

                 For the Years Ended December 31, 1998 and 1997

                                                             1998         1997
                                                           --------     --------
       NET (DECREASE) INCREASE IN CASH (Forward)           $(22,022)    $ 28,837

CASH - Beginning                                             33,570        4,733
                                                           --------     --------

CASH - Ending                                              $ 55,592     $ 33,570
                                                           ========     ========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

  Cash paid during the years for:

       Interest                                            $ 21,081     $ 72,267

  Noncash investing and financing activities:

       During 1998 and 1997, the Company converted certain trade accounts payable to a note payable in the amount of $296,666 and 172,666, respectively.

       During 1998, the Company converted certain trade accounts payable to equity in the amount of $227,000.

       During 1998 the Company converted notes payable to equity in the amount of $477,498.

       During 1998 the Company converted notes payable, related parties to equity in the amount of $492,920.

       During 1998 notes payable, stockholders was forgiven and treated as contributed capital in the amount of $228,562.

       During 1998 property and equipment value at $31,802 was obtained through capital lease obligations.

   The accompanying notes are an integral part of these financial statements.

                               TACONIC DATA CORP.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies

      Nature of Business

      Taconic Data Corp. (the "Company") is a professional business information company with a specialty in real estate and public records data. It develops and manages complex real estate and marketing information databases via the Internet licensing agreements and under long-term service contracts to multiple listing services, realtor associations, and other information companies located primarily in the eastern United States.

      Revenue Recognition

      Licensing Fees

      The Company recognizes licensing fees on a straight-line basis over the term of the respective agreements, which range from one (1) to three (3) years.

      Long Term Data Base Contracts

      The Company utilizes long-term contracts and recognizes revenue for financial statement purposes under the percentage of completion method and, therefore, takes into account the costs, estimated earnings and revenue-to-date on contracts not yet completed.

      The amount of revenue recognized at the financial statement date is the portion of the total contract price that the costs expended to date bears to the anticipated total costs, based on current estimates of costs to complete. Contract costs include all direct labor and benefits, materials unique to or installed in the project, subcontract costs and allocated indirect costs.

      Revisions in estimates of costs and earnings during the life of the contracts are reflected in the accounting period in which such revisions become known.

      At the time a loss on a contract becomes known, the entire amount of the estimated loss is recognized in the financial statements.

      Deferred Revenue

      The deferred revenue represents billings in excess of costs and estimated earnings on uncompleted contracts in the amount of $518,961 and $317,506 and unamortized licensing fees in the amount of $564,750 and $-0- at December 31, 1998 and 1997, respectively.

      Property and Equipment and Depreciation

      Property and equipment is stated at cost and is depreciated using accelerated methods over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in income.

                               TACONIC DATA CORP.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies, continued

      Income Taxes

      The Company with the consent of their stockholders, had elected under the Internal Revenue Code to be an "S" corporation. In lieu of corporate income taxes, the stockholders of an "S" corporation are taxed on their proportionate share of the corporation's taxable income. Accordingly, no provision for federal and state income taxes has been included in the accompanying financial statements. Effective June 8, 1998, the Company became a "C" corporation under the Internal Revenue Code (see Note 9).

      Advertising Costs

      Advertising costs are expensed as incurred.

      Use of Estimates in the Financial Statements

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - Property and Equipment

      Property and equipment at December 31, 1998 and 1997 consists of the following:

                                                                             Estimated
                                                1998            1997        Useful Lives
                                              ---------       ---------     ------------
      Furniture and fixtures                  $  74,233       $  73,790       5-7 years
      Computer equipment                        639,741         552,621       3-5 years
                                              ---------       ---------
                                                713,974         626,411
      Less:  accumulated depreciation          (581,612)       (457,428)
                                              ---------       ---------

             Property and Equipment, Net      $ 132,362       $ 168,983
                                              =========       =========

     Depreciation expense for the years ended December 31, 1998 and 1997 was $124,184 and $127,861, respectively.

NOTE 3 - Capitalized Lease Obligations

      The Company is the lessee of equipment under certain capital leases expiring through the year 2000. The assets and liabilities are recorded at fair-market value. The assets are being depreciated over their estimated useful lives. Depreciation of assets under capital leases

                               TACONIC DATA CORP.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 3 - Capitalized Lease Obligations, continued

      charged to expense for the years ended December 31, 1998 and 1997 was $77,720 and $80,955, respectively. The following is a summary of property held under capital leases included in equipment:

                                                        1998             1997
                                                     ---------        ---------
      Equipment                                      $ 407,985        $ 355,009
      Less: accumulated depreciation                  (313,621)        (235,901)
                                                     ---------        ---------

                                                     $  94,364        $ 119,108
                                                     =========        =========

      Minimum future lease payments under capital leases as of December 31, 1998 for each of the next two years, and in the aggregate, are as follows:

             For the Year Ending
                 December 31,                                     Amount
             -------------------                                  ------
                    1999                                         $ 61,007
                    2000                                            4,964
                                                                 --------

      Total minimum lease payments                                 65,971

      Less: amount representing interest                           (2,800)
                                                                 --------

           Present value of net minimum
            lease payments                                       $ 63,171
                                                                 ========

      Current portion                                            $ 58,234
      Long-term portion                                             4,937
                                                                 --------

           Total                                                 $ 63,171
                                                                 ========

      Interest rates on capitalized leases vary from 5.43% to 17.43% and are imputed based on the lessors' implicit rate of return.

NOTE 4 - Investment in Assetrac

      In 1996 the Company entered into a joint venture with an unrelated party to form Assetrac Data Corporation ("Assetrac") to compile information regarding the real estate industry into various database products. The Company accounted for the investment in Assetrac under the equity method of accounting. On November 11, 1997, the assets and liabilities of Assetrac were sold to an unrelated third party for a price of $415,288. As a result of this transaction, the Company has recorded a gain on investment of $4,083 at December 31, 1997.

                               TACONIC DATA CORP.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 5 - Notes Payable

      Notes payable at December 31, 1998 and 1997 consists of the following:

                                                                          1998         1997
                                                                        --------     --------
      Note payable, principal due on April 9, 1999
      bearing interest at 10% per annum.(3)                             $    -0-     $105,000

      Note payable, with interest at 11% and principal due on
      July 24, 1999 (Interest of $6,600 was paid during year
      ended December 31, 1998)(1)(see Note 12)                            62,236       62,236

      Note payable, with interest at 11% and principal
      due on October 31, 1999. (2)                                           -0-       67,666
                                                                        --------     --------

        Total Notes Payable                                             $ 62,236     $234,902
                                                                        ========     ========

(1) If the Company offers to repay the outstanding principal and interest prior to maturity date, the lender has the option to convert any or all of the outstanding amount into an equity investment in the Company.

      If the Repayment Option is chosen by the lender, the Company shall pay the lender cash for the unconverted portion. In addition, the Company shall issue warrants to the lender for one-fourth (1/4) of the shares the lender will receive should the Conversion Option be chosen.

      If the Conversion Option is chosen, the Company shall provide an equity interest in the form of common stock in the Company for the unconverted portion as defined in the Agreement.

      If a majority interest in the Company is purchased prior to maturity date, the Company shall provide the lender shares equal to a percentage of ownership as defined in the Agreement.

(2)   On June 8, 1998, the above note was converted to equity (see Note 8).

(3)   On June 8, 1998, a portion of the above note was converted to equity (see
      Note 8).The remaining balance of the note is classified as Note Payable, Stockholder at December 31, 1998 (see Note 6).

                               TACONIC DATA CORP.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 6 - Notes Payable, Stockholders

      Notes payable, stockholders at December 31, 1998 and 1997 consists of the following:

                                                                     1998            1997
                                                                  ----------      ----------
      Note payable, stockholder (J. Garfinkel), with
      interest at 11% and principal due on August 12,
      1999. (1)                                                   $      -0-      $   53,087

      Note payable, stockholder (J. Garfinkel), with
      interest at 11% and principal due on September
      4, 1999. (1)                                                       -0-          55,451

      Note payable, stockholder (M. Deutsch), with
      interest at 11% and principal due on August 12,
      1999. (1)                                                          -0-          53,059

      Note payable, stockholder (M. Deutsch), with
      interest at 11% and principal due on September
      4, 1999. (1)                                                       -0-          55,361

      Note payable,  stockholder (RSI, Inc), payable in
      36 monthly installments of $12,902 including
      interest of 9.71% per annum. (2)                               298,702             -0-

      Note payable, stockholder (D.Garfinkel) with
      interest at 10% and principal due on February
      13, 2000 (including accrued interest of $1,833)                 21,833             -0-
                                                                  ----------      ----------

        Notes Payable, Stockholders                                  320,535         216,958

      Less: Current Maturities                                       298,702             -0-
                                                                  ----------      ----------

        Notes Payable, Stockholders, Less Current Maturities      $   21,833      $  216,958
                                                                  ==========      ==========

(1) On June 8, 1998, the above notes were forgiven and treated as contributed capital. (see Note 8).

(2) On June 8, 1998, a portion of the above note was converted to equity and the remaining balance of the note is classified as Note Payable, Stockholder (see Notes 5 and 8).

      The Company is in default of the remaining balance of the note whereby the entire balance is due and interest is accruing at the annual rate of 18% since the default date (see Note 10).

                               TACONIC DATA CORP.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 7 - Notes Payable, Related Parties

      Notes payable, related parties at December 31, 1997 were to two related parties totaling $472,459 (including accrued interest of $22,459). On June 8, 1998 the notes were converted to equity (see Note 8).

NOTE 8 - Stockholders Equity

      Stock Transaction Among Stockholders

      On January 2, 1998, a stockholder transferred 584,710 shares, valued at $0.24 per share of common stock to an officer/stockholder for no consideration. The transferred shares have been recalculated to give retroactive effect of the stock split (see below). By transferring the shares the stockholder intended to enhance the value of his investment and improve the performance of the officer/stockholder who received the shares, which is both beneficial to the stockholder and the Company. Therefore the Company recorded compensation expense of $140,330 in connection with the above transaction.

      Conversion of Accounts Payable

      On June 3, 1998, the Company converted certain trade accounts payables to common stock. The aggregate trade accounts payable through June 3, 1998 was $227,000. Each $1.40 of trade accounts payable was converted into one
      (1) share of common stock, par value $.01. The total shares issued for this conversion was 162,143.

      Conversion of Debt

      On June 8, 1998, the Company converted certain notes payable (see Notes 5 and 6) to common stock. The aggregate notes payable including accrued interest through June 8, 1998 was $1,061,421. This debt was converted into common stock ($1.40 per share) which amounted to 758,158 shares.

      Contributed Capital

      On June 8, 1998, Notes Payable, Stockholders including accrued interest through June 8, 1998 of $228,562 (see Note 6) were forgiven and treated as contributed capital.

      Stock Split

      On June 12, 1998, the Board of Directors authorized a 14,018.75 for 1 stock split, thereby increasing the number of issued and outstanding shares to 2,803,750, and increasing par value to $.01 per share. In addition, the Board of Directors amended the certificate of incorporation to increase the number of common shares authorized to 6,000,000, par value $.01. All prior period financial statements are restated to give retroactive effect of this stock split.

                               TACONIC DATA CORP.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 8 - Stockholders Equity, continued

      Stock Based Compensation

      On June 12, 1998, the Company issued 51,050 shares ($1.40 per share) of common stock to two officer/stockholders for services performed which amounted to $71,470.

NOTE 9 - Income Taxes

      As discussed in Note 1 effective June 8, 1998 the Company has become a "C" Corporation under the Internal Revenue Code. For the year ended December 31, 1997 and for the period ended June 7, 1998 the Company was taxed as a "S" corporation. The provision for income taxes for the years ended December 31, 1998 and 1997 consists of the following:

                                                              1998       1997
                                                            -------    -------
      Federal
        Current                                             $   -0-    $   -0-
        Deferred                                                -0-        -0-
                                                            -------    -------
                                                                -0-        -0-
                                                            -------    -------
      State and local
        Current                                                 325      2,000
        Deferred                                                -0-        -0-
                                                            -------    -------
                                                                325      2,000
                                                            -------    -------

          Total                                             $   325    $ 2,000
                                                            =======    =======

      The components of deferred tax assets and (liabilities) at December 31, 1998 consists of the following:

      Deferred tax assets
        Deferred Revenue                      $ 299,000
        Depreciation and amortization            (1,000)
        Net operating loss carryforwards         50,000
                                              ---------
                                                348,000

      Less: Valuation Allowance                (348,000)
                                              ---------

        Total Deferred Tax Assets             $     -0-
                                              =========

                               TACONIC DATA CORP.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 9 - Income Taxes, continued

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is required if, based on the weight of available evidence, it is more likely than not that some portion of all of the deferred tax assets will not be realized. Management concluded a valuation allowance was appropriate at December 31, 1998 due to operating losses incurred.

NOTE 10 - Commitments and Contingencies

      Lease Arrangement

      The Company leases office space under a five (5) year noncancelable lease expiring December 31, 2000. The Company pays property taxes, insurance, and other related expenses to the leased properties. Rent expense was $87,575 and $68,054 for the years ended December 31, 1998 and 1997, respectively.

      Future minimum rental payments required under the above non-cancelable operating lease at December 31, 1998 are as follows:

                     For the Year Ending
                          December 31,            Amount
                     -------------------         --------
                            1999                 $ 76,500
                            2000                   76,500
                                                 --------

                                 Total           $153,000
                                                 ========

      License Agreement

      The Company is obligated to pay a license fee for the use of software and the maintenance of the software through October 2001. The future commitment for the year ending December 31, 1998 is as follows:

                     For the Year Ending
                          December 31,            Amount
                     -------------------         --------
                            1999                 $ 29,627
                            2000                   29,627
                            2001                   24,689
                                                 --------

                                 Total           $ 83,943
                                                 ========

                               TACONIC DATA CORP.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 10 - Commitments and Contingencies, continued

      Litigation

      The Company is involved in litigation through the normal course of business. The Company believes that the resolution of these matters will not have a material adverse effect on the financial position of the Company.

      In addition, as discussed in Note 6, note payable in the amount of $298,702 to a stockholder is in default. The Company is currently involved in a litigation with this stockholder. The outcome of this suit can not be determined at this time. However management believes that no additional material liabilities will result from this suit. Accordingly, the Company has classified the note as currently due.

NOTE 11 - Major Customers

      The Company sells a substantial portion (greater than 10% of sales) of its product to four major customers. During the years ended December 31, 1998 and 1997, sales to these customers totaled $1,408,647(73%) and $2,358,982 (76%), respectively. As of December 31, 1998 and 1997, the amounts due from these customers included in accounts receivable were $161,588 and $245,670, respectively.

NOTE 12 - Subsequent Events

      Exercise of Warrant

      On March 22, 1999, the Company exercised it's option to repay a note payable in the amount of $62,236. The lender exercised the repayment option of the loan agreement. Under the agreement, the Company issued a warrant to purchase 7,500 shares of common stock at a price of $0.01 per share which was immediately exercised by the lender.

      Merger

      On April 2, 1999, the Company consummated a merger with a public shell, D-Vine Ltd. ("D-Vine"). D-Vine simultaneously with this merger changed its name to Monsterdaata.com, Inc. Under the terms of the merger, 99.2% of the outstanding shares of the Company were acquired by D-Vine in exchange for 6,000,000 shares of D-Vine's $.01 par value common stock. This transaction was accounted for as a reverse acquisition whereby the Company was treated as the acquirer for accounting purposes.

                               TACONIC DATA CORP.

                                 BALANCE SHEETS
                                   (Unaudited)

                             March 31, 1999 and 1998

                                     ASSETS

                                                          1999            1998
                                                        --------        --------
CURRENT ASSETS
  Cash                                                  $ 23,757        $    500
  Accounts receivable                                    492,330         524,792
  Prepaid expenses and other current assets                   --              45
                                                        --------        --------

    Total current assets                                 516,087         525,337

PROPERTY AND EQUIPMENT, Net                              113,533         171,400

OTHER ASSETS

  Security Deposits                                        8,333           8,333
                                                        --------        --------

    TOTAL ASSETS                                        $637,953        $705,070
                                                        ========        ========

                               TACONIC DATA CORP.

                                 BALANCE SHEETS
                                   (Unaudited)

                             March 31, 1999 and 1998

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

                                                              1999              1998
                                                          -----------       -----------
CURRENT LIABILITIES
  Accounts payable and accrued expenses                   $   529,726       $   213,282
  Deferred revenue                                            585,536           312,784
  Current maturities of capital lease obligation               47,919           116,499
                                                          -----------       -----------

    Total Current Liabilities                               1,163,181           642,565
                                                          -----------       -----------

OTHER LIABILITIES
  Capital lease obligations, less current maturities
  Notes Payable                                                62,236           521,295
  Notes payable stockholders                                  321,132           223,920
  Notes payable - related parties                                  --           505,835
                                                          -----------       -----------

    Total other liabilities                                   383,368         1,251,050
                                                          -----------       -----------

    TOTAL LIABILITIES                                       1,546,549         1,893,615
                                                          -----------       -----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIENCY
  Common stock - $0.01 par value; 6,000,000 shares
    authorized, 3,885,350 and 2,803,750 issued
    and outstanding                                            38,855            28,038

  Additional paid in capital                                1,981,171           108,445

  Accumulated deficit                                      (2,928,622)       (1,325,028)
                                                          -----------       -----------

    TOTAL STOCKHOLDERS'  DEFICIENCY                          (908,596)       (1,188,545)
                                                          -----------       -----------

    TOTAL LIABILITIES AND STOCKHOLDERS -
      DEFICIENCY                                          $   637,953       $   705,070
                                                          ===========       ===========

                               TACONIC DATA CORP.

                             STATEMENT OF OPERATIONS
                                   (Unaudited)

                             March 31, 1999 and 1998

                                                         1999            1998
                                                      ---------       ---------
SALES                                                 $ 643,255       $ 528,789

COST OF SALES                                           373,771         257,841
                                                      ---------       ---------

  GROSS PROFIT                                          269,484         270,948

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES            267,049         285,856
                                                      ---------       ---------

  OPERATING INCOME (LOSS)                                 2,435         (14,908)
                                                      ---------       ---------

OTHER INCOME (EXPENSE)
  Interest expense                                       12,950          38,808
                                                      ---------       ---------

    NET INCOME (LOSS) BEFORE INCOME TAXES               (10,515)        (53,716)

INCOME TAXES                                                 --              --
                                                      ---------       ---------

    NET (LOSS)                                        $ (10,515)      $ (53,716)
                                                      =========       =========

                               TACONIC DATA CORP.

                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

               For the Three Months Ended March 31, 1999 and 1998

                                                                                       1999            1998
                                                                                    ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES

 Net  (loss)                                                                        $ (10,515)      $ (53,716)
                                                                                    ---------       ---------
  Adjustments  to  reconcile  net  (loss) to net cash  provided  by  operating activities:
      Depreciation                                                                     27,909          35,045
      Accrued interest                                                                    597          23,687
      Stock compensation                                                                              134,483
      Stock issued for services                                                       248,821
      Decrease (increase) in accounts receivable                                      166,610        (207,127)
      (Decrease) increase in accounts payable and accrued expenses                     57,175          83,470
      Decrease in deferred revenue                                                   (498,175)         (4,722)
                                                                                    ---------       ---------

        TOTAL ADJUSTMENTS                                                               2,937          64,836
                                                                                    ---------       ---------

        NET CASH PROVIDED BY OPERATING ACTIVITIES                                      (7,578)         11,120
                                                                                    ---------       ---------

CASH FLOWS USED IN INVESTING ACTIVITIES
  Purchases of property and equipment                                                  (9,080)        (37,462)
                                                                                    ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of common stock                                                   75
  Proceeds from notes payable, related parties                                                         20,000
  Principal repayments of capital lease obligations                                   (15,252)        (26,728)
                                                                                    ---------       ---------

        NET CASH USED IN BY FINANCING ACTIVITIES                                      (15,177)         (6,728)
                                                                                    ---------       ---------

        NET INCREASE (DECREASE) IN CASH                                               (31,835)        (33,070)

CASH - Beginning                                                                       55,592          33,570
                                                                                    ---------       ---------

CASH - Ending                                                                       $  23,757       $     500
                                                                                    =========       =========

NON CASH ACTIVITIES

      On March 22, 1999 the Company issued 35,500 shares of common stock to two officers of the Company as payment of certain 1998 compensation.

      During the three months ended March 31, 1998, the Company converted certain trade accounts payable to a note payable in the amount of $283,044.

                               TACONIC DATA CORP.

                     NOTES TO UNAUDITED FINANCIAL STATEMENT

               For the Three Months Ended March 31, 1999 and 1998

NOTE 1

      In the opinion of management, the balance sheets at March 31, 1999 and 1998, the statements of operations and the statements of cash flows for the three months ended March 31, 1999 and 1998 have been prepared by management without audit. In the opinion of management, all necessary adjustments (which include only normal recurring adjustments) have been made in order to present fairly the financial position at March 31, 1999 and 1998. The results of operations for the three months ended March 31, 1999 and 1998 are not necessarily an indication of the operating results for the entire year.

NOTE 2

      On June 12, 1998, the Board of Directors authorized a 14,018.75 for 1 stock split, thereby increasing the number of issued and outstanding shares to 2,803,750, and increasing par value to $0.01 per share. In addition, the Board of Directors amended the certificate of incorporation to increase the number of shares authorized to 6,000,000, par value $0.01. All prior period financial statements are restated to give retroactive effect of this stock split.

NOTE 3

      On April 2, 1999, the Company consummated a merger with a public shell, D-Vine Ltd (D-Vine). D-Vine, simultaneously with this merger changed its name to Monsterdaata.com, Inc. Under the terms of the merger, 99.2% of the outstanding shares of the Company were acquired by D-Vine in exchange for 6,000,000 shares of D-Vine $0.01 par value common stock. This transaction was accounted for as a reverse acquisistion whereby the Company was the acquirer for accounting purposes